UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2009

Morgan Stanley

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11758 (Commission File Number)	36-3145972 (IRS Employer Identification No.)

1585 Broadway, New York, New York (Address of Principal Executive Offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Morgan Stanley (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2008 (the “2008 Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the “2009 First Quarter Form 10-Q”) for discontinued operations, as discussed below. In addition, the 2008 Form 10-K is being updated to reflect the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51” (“SFAS No. 160”) and FASB Staff Position (“FSP”) Emerging Issues Task Force (“EITF”) 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”).

Summary.

The historical financial information in Exhibit 99.1 has been revised and updated from its previous presentation to reflect the reclassifications for discontinued operations, the adoption of SFAS No. 160 and the adoption of FSP EITF 03-6-1 described above for the following periods:

•	fiscal years ended November 30, 2008, 2007, 2006, 2005 and 2004

The historical financial information in Exhibit 99.2 has been revised and updated from its previous presentation to reflect the reclassifications for discontinued operations described above for the following periods:

•	three months ended March 31, 2009 and March 31, 2008

•	one month ended December 31, 2008

There is no requirement to update or modify any other disclosures included in the 2008 Form 10-K and the 2009 First Quarter Form 10-Q.

Discontinued Operations.

In May 2009, the Company divested all of its remaining ownership interest in MSCI Inc. (“MSCI”). In the quarters ended June 30, 2008 and September 30, 2008, the Company sold approximately 53 million of its MSCI shares in two secondary offerings. The results of MSCI were formerly included within the continuing operations of the Institutional Securities business segment.

In addition, discontinued operations in fiscal 2008 include operating results and gains (losses) related to the disposition of certain properties previously owned by Crescent Real Estate Equities Limited Partnership (“Crescent”), a real estate subsidiary of the Company. The results of certain Crescent properties previously owned by the Company were formerly included in the Asset Management business segment.

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), revenues and expenses associated with MSCI have been classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 that was filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2009.

Under requirements of the SEC, the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2008 Form 10-K and the quarterly periods and the one month period ended December 31, 2008 presented in the 2009 First Quarter Form 10-Q, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale of MSCI and the Crescent properties. This reclassification has no effect on the Company’s reported net income for any reporting period.

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The net gain (loss) on discontinued operations that has been recast from continuing operations was as follows (dollars in millions):

	For the Fiscal Years Ended November 30,					Three Months Ended March 31,		One Month Ended December 31, 2008
	2008	2007	2006	2005	2004	2009	2008
Net (loss) gain on discontinued operations, as previously reported	$(100)	$646	$1,137	$358	$726	$—	$—	$—
Recast from continuing operations	962	97	81	53	26	14	22	8

Net gain on discontinued operations, as adjusted	$862	$743	$1,218	$411	$752	$14	$22	$8

Non-controlling Interests.

Effective January 1, 2009, the Company adopted SFAS No. 160. Accordingly, for consolidated subsidiaries that are less than wholly owned, the third-party holdings of equity interests are referred to as non-controlling interests. The portion of net income attributable to non-controlling interests for such subsidiaries is presented as Net income (loss) applicable to non-controlling interests on the consolidated statements of income, and the portion of the shareholders’ equity of such subsidiaries is presented as Non-controlling interests on the consolidated statements of financial condition. The adoption of SFAS No. 160 did not have a material impact on the Company’s financial condition, results of operations or cash flows. It did, however, impact the presentation and disclosure of non-controlling (minority) interests in the Company’s consolidated financial statements.

The effect on the consolidated statements of financial condition as of November 30, 2008 and November 30, 2007 related to the adoption of SFAS No. 160 is summarized as follows:

	At November 30,
	2008	2007
	(dollars in millions)
Shareholders’ equity, as previously reported	$50,831	$31,269
SFAS No. 160 reclass of non-controlling interests	705	1,628

Total equity, as adjusted	$51,536	$32,897

Additionally, the adoption of SFAS No. 160 had the effect of reclassifying earnings attributable to non-controlling interests in the consolidated statements of income from Other non-interest expenses to separate line items. SFAS No. 160 requires that net income be adjusted to include the net income attributable to the non-controlling interests, and a new separate caption for Net income attributable to Morgan Stanley common shareholders be presented in the consolidated statements of income.

The effect on the consolidated statements of income for the fiscal years November 30, 2008, 2007, 2006, 2005 and 2004 related to the adoption of SFAS No. 160 is summarized as follows:

	For the Fiscal Years Ended November 30,
	2008	2007	2006	2005	2004
	(dollars in millions)
Net income, as previously reported	$1,707	$3,209	$7,472	$4,939	$4,486
SFAS No. 160 reclass of non-controlling interests	71	40	15	2	3

Net income, as adjusted	$1,778	$3,249	$7,487	$4,941	$4,489

Net income applicable to non-controlling interests	71	40	15	2	3

Net income applicable to Morgan Stanley	$1,707	$3,209	$7,472	$4,939	$4,486

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Earnings per Common Share.

Effective January 1, 2009, the Company adopted FSP EITF 03-6-1. FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, “Earnings per Share.” Under the guidance in FSP EITF 03-6-1, unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method.

The effect on the consolidated statements of income for the fiscal years ended November 30, 2008, 2007, 2006, 2005 and 2004 related to the adoption of FSP EITF 03-6-1 is summarized as follows:

	For the Fiscal Years Ended November 30,
	2008	2007	2006	2005	2004
Basic EPS:
Earnings per basic common share, as previously reported	$1.54	$3.13	$7.38	$4.70	$4.15
FSP EITF 03-6-1 adjustment	(0.09)	(0.16)	(0.42)	(0.15)	(0.04)

Earnings per basic common share, as adjusted	$1.45	$2.97	$6.96	$4.55	$4.11

Diluted EPS:
Earnings per diluted common share, as previously reported	$1.45	$2.98	$7.07	$4.57	$4.06
FSP EITF 03-6-1 adjustment	(0.06)	(0.08)	(0.22)	(0.07)	(0.04)

Earnings per diluted common share, as adjusted	$1.39	$2.90	$6.85	$4.50	$4.02

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Item 9.01. Financial Statements and Exhibits

15	Letter of awareness from Deloitte & Touche LLP, dated August 24, 2009, concerning unaudited interim financial information.

23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated Financial Statements and notes thereto recast for discontinued operations, the adoption of SFAS No. 160 and the adoption of FSP EITF 03-6-1 for the fiscal years ended November 30, 2008, 2007, and 2006 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part II, Item 8 and Item 7, respectively, of the 2008 Form 10-K filed with the SEC on January 28, 2009).

99.2	Condensed Consolidated Financial Statements and notes thereto recast for discontinued operations for the three months ended March 31, 2009 and 2008, the one month period ended December 31, 2008 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part I, Item 1 and Item 2, respectively, of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 filed with the SEC on May 7, 2009).

99.3	Selected Financial Data recast for discontinued operations, the adoption of SFAS No. 160 and the adoption of FSP EITF 03-6-1 for the fiscal years ended November 30, 2008, 2007, 2006, 2005 and 2004 (which replaces and supersedes Part II, Item 6 of the 2008 Form 10-K filed with the SEC on January 28, 2009).

99.4	Financial Statements and Financial Statement Schedules updated for the adoption of SFAS No. 160 and the adoption of FSP EITF 03-6-1 for the fiscal years ended November 30, 2008, 2007 and 2006 (which replaces and supersedes Items (15)(a)(1) and (15)(a)(2) of the 2008 Form 10-K filed with the SEC on January 28, 2009).

99.5

Ratio of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends recast for discontinued operations for the three months ended March 31, 2009 and 2008, the one month period ended December 31, 2008 and the fiscal years ended November 30, 2008, 2007, 2006, 2005 and 2004 (which replaces and supersedes Exhibit 12 of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 filed with the SEC on May 7, 2009).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY (Registrant)

By:	/S/ PAUL C. WIRTH
Paul C. Wirth, Controller and Principal Accounting Officer

Date: August 24, 2009

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